UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 14, 2006

Wireless Telecom Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
New Jersey
(State or Other Jurisdiction of Incorporation)
001-11916	22-582295
(Commission File Number)	(IRS Employer Identification No.)
25 Eastmans Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
(973) 386-9696
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 14, 2006, the Compensation Committee of the Board of Directors of Wireless Telecom Group, Inc. adopted a non-employee director compensation policy effective for any Board of Directors or Board committee meetings held on or after March 14, 2006.

The non-employee director compensation policy is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
10.1	Wireless Telecom Group, Inc. Non-Employee Director Compensation Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.
Date: March 17, 2006	By:	/s/ Paul Genova
Paul Genova President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Wireless Telecom Group, Inc. Non-Employee Director Compensation Policy.